                                                                    EXHIBIT 10.6

                             AMENDMENT #2 TO LEASE
                             ---------------------


1. Parties.
----------

     This Amendment, dated as of November 12, 1999, is between Andover Mills Realty Limited Partnership ("Landlord") and CMGI, Inc., ("Tenant").


2. Recitals.
-----------

     2.1. Landlord and Tenant have entered into a Lease, dated as of April 12, 1999, for space in Brickstone Square in Andover, Massachusetts (as amended, the "Lease"). Unless otherwise defined, terms used in this Amendment have the same meanings as those used in the Lease.

     2.2 Tenant wishes to exercise its second, third and fourth Expansion Options. The Expansion Spaces to be provided by Landlord for the second, third and fourth Expansion Options (the "Second Expansion Space," the "Third Expansion Space" and the "Fourth Expansion Space," respectively) are agreed to contain 29,186 s.f., 37,100 s.f. and 29,186 s.f., respectively, of rentable area and are located on the 2nd Floor, the 3rd Floor and the 3rd Floor, respectively, of the Building as shown in Exhibit "B-3" attached hereto.

     2.3 The parties also wish to confirm the dates that Tenant received delivery of vacant possession of certain areas of the Premises and the Rent Commencement Dates for those areas, and to allow Tenant to exercise certain of its rights with respect to the Additional Signs earlier than previously provided in the Lease.

     2.4 To accomplish these and other matters, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree and the Lease is amended as follows, notwithstanding anything to the contrary:


3.  Amendments.
    ----------

     3.1 Tenant hereby exercises its second, third and fourth Expansion Options, and confirms receipt of vacant possession of the Second Expansion Space, the Third Expansion Space and the Fourth Expansion Space on the date of this Amendment. In addition: (a) the Expansion Space for the second, third and fourth Expansion Options will be the Second, Third and Fourth Expansion Space, respectively; (b) the term of the Lease will begin for (and the Premises will include) the Second, Third and Fourth Expansion Space as of the date of this Amendment, and the total agreed rentable area of the Premises, including the Second, Third and Fourth Expansion Space, the Initial Space, the Additional Space and the First Expansion Space, is now 306,569 s.f.; (c) notwithstanding
Section 28.2(b) of the Lease to the contrary, the Rent Commencement Date for the Second Expansion Space will occur on the earlier of the date that Tenant occupies that particular space to conduct business, or December 15, 1999, and the Rent Commencement Date for the Third and Fourth Expansion Space will be October 1, 2000; and (e) on the Rent Commencement Date for the Second Expansion Space, Tenant's Percentage will be increased by 3.10%, and on the Rent Commencement Date for the Third and Fourth Expansion Space (i.e., October 1,
2000), Tenant's Percentage will be increased by 7.05% (assuming no additional space is leased, as of October 1, 2000 Tenant's Percentage will be 32.60%).

     3.3 Landlord will provide the inducement payments to Tenant for the Second, Third and Fourth Expansion Space in accordance with Section 26 of the Lease. Tenant will begin to pay for utilities for each Expansion Space as of the date that vacant possession of that Expansion Space is delivered to Tenant.

     3.4 The parties also confirm: (a) that Tenant received delivery of vacant possession of the following portions of the Premises on the following dates:
Additional Space A - August 1, 1999; Additional Space B - September 1, 1999; and the First Expansion Space - September 1, 1999, and (b) the Rent Commencement Date occurred for the following portions of the Premises on the following dates:
Additional Space A - October 1, 1999; Additional Space B - October 15, 1999; and the First Expansion Space - November 1, 1999.
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     3.5  Tenant represents and warrants that, other than the Broker (which is
Tenant's sole agent for these purposes), it has not dealt with or engaged any broker, agent, finder or similar party in connection with this transaction or its lease of the Second, Third or Fourth Expansion Spaces.

     3.6 The agreements set forth in the Recitals in Section 2 above are incorporated herein and are confirmed by the parties.

     3.7 On request of either party, both parties will promptly execute and deliver written confirmations of the following dates: the date that vacant possession of any particular space is delivered to Tenant; and the Rent Commencement Date for that space. A party's failure to execute or deliver such a written confirmation will not alter the actual date(s) for which confirmation was requested.

     3.8 In Section 11(e)(ii) of the Lease, the language "(ii) if Tenant validly exercises all of its Expansion Options and leases all of the Expansion Space (i.e., while Tenant is leasing the Initial Space, the Additional Space and all of the Expansion Space)," is deleted and the following is substituted in its place:

     "(ii) while Tenant is leasing the Initial Space, the Additional Space and the First, Second, Third and Fourth Expansion Spaces,"


4.  No Other Changes.
    ----------------

     The Lease is in full force and effect, and except as set forth above the Lease remains unchanged.

     IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Amendment #2 under seal as of the date first set forth above.



                                ANDOVER MILLS REALTY LIMITED PARTNERSHIP, a
                                Massachusetts limited partnership

                             By: Brickstone Square Realty, Inc., a Massachusetts
                                 corporation, general partner

WITNESS:


/s/ Carolyn Grover                By:  /s/ Martin Spagat
----------------------------      -------------------
Name Printed: Carolyn Grover      Name: Martin Spagat
                                  Title: Vice President
                                  Authorized Signature


WITNESS:                     CMGI, INC., a Delaware corporation



                             By: /s/ Andrew J. Hajducky, III
                                ----------------------------
Name Printed:                   Name: Andrew J. Hajducky, III
                                Title: CFO
                                Authorized Signature
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                                 Exhibit "B-3"
                                    PREMISES
                            "SECOND EXPANSION SPACE"
                                  BUILDING 100
                                  SECOND FLOOR


                     [Floor Plan of Second Expansion Space]
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                                 Exhibit "B-3"
                                    PREMISES
                            "THIRD EXPANSION SPACE"
                                      AND
                            "FOURTH EXPANSION SPACE"
                                  BUILDING 100
                                  THIRD FLOOR


       [Floor Plans of Third Expansion Space and Fourth Expansion Space]